Northwestern Mutual Series Fund, Inc.

Long-Term U.S. Government Bond Portfolio

Supplement Dated March 4, 2016 to the

Summary Prospectus for the Long-Term U.S. Government Bond Portfolio Dated May 1, 2015

Statutory Prospectus of Northwestern Mutual Series Fund Dated May 1, 2015, as supplemented

The following information supplements the Summary Prospectus for the Long-Term U.S. Government Bond Portfolio of Northwestern Mutual Series Fund, Inc. (“Fund”) dated May 1, 2015, (the “Summary Prospectus”), and the Fund’s Statutory Prospectus dated May 1, 2015, as supplemented on May 22, 2015, June 5, 2015, and August 28, 2015, December 4, 2015, January 12, 2016, and February 26, 2016 (the “Statutory Prospectus”). You should read this Supplement together with the Summary Prospectus and the Statutory Prospectus.

Long-Term U.S. Government Bond Portfolio – Portfolio Manager Update

Effective February 29, 2016, Michael Cudzil and Josh Thimons joined Stephen Rodosky as co-portfolio managers of the Long-Term U.S. Government Bond Portfolio (the “Portfolio”). Also, effective March 1, 2016, Mr. Rodosky has requested a temporary leave of absence and is currently expected to return to his duties with respect to the Portfolio after such temporary leave of absence. Accordingly, the “Portfolio Manager” information set forth in the Summary Prospectus and the Summary Section for the Portfolio in the Statutory Prospectus under “PORTFOLIO MANAGEMENT” is hereby replaced with the following:

“Portfolio Managers: Stephen Rodosky, joined PIMCO in 2001 and is a Managing Director in PIMCO’s Newport Beach office. He has managed the Portfolio since 2007.

Michael Cudzil, joined PIMCO in 2012 and is an Executive Vice President in PIMCO’s Newport Beach office. He has managed the Portfolio since February 2016.

Josh Thimons, joined PIMCO in 2010 and is a Managing Director in PIMCO’s Newport Beach office. He has managed the Portfolio since February 2016.”

In addition, the following replaces the information that appears in the Statutory Prospectus under “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Long-Term U.S. Government Bond Portfolio”:

“Stephen Rodosky is a Managing Director in PIMCO’s Newport Beach office and a portfolio manager covering Treasury bonds, agencies and futures. He is the lead portfolio manager for long duration strategies. Mr. Rodosky joined PIMCO in 2001. He has 20 years of investment experience. Effective March 1, 2016, Mr. Rodosky has requested a temporary leave of absence and is currently expected to return to his duties with respect to the Portfolio after such temporary leave of absence.

Michael Cudzil is an Executive Vice President in the Newport Beach office and a senior member of the liability driven investment portfolio management team. He has served as chair of the Americas Portfolio Committee, as a rotating member on the PIMCO Investment Committee and his portfolio expertise spans co-head of the agency MBS portfolio management team. Mr. Cudzil joined PIMCO in 2012. Prior to joining PIMCO, he worked as a Managing Director and head of pass-through trading at Nomura. He has 18 years of investment experience.

Josh Thimons is a Managing Director and portfolio manager in the Newport Beach office, focusing on interest rate derivatives. Mr. Thimons joined PIMCO in 2010. He has 17 years of investment experience.”

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Supplement Dated March 4, 2016 to the

Statement of Additional Information Dated May 1, 2015 as supplemented on

June 22, 2015, August 28, 2015, December 30, 2015, and February 26, 2016

This Supplement revises certain information contained in the Statement of Additional Information for the Northwestern Mutual Series Fund, Inc. (“Fund”) dated May 1, 2015, as supplemented June 22, 2015, August 28, 2015, December 30, 2015, and February 26, 2016 (“SAI”). You should read this Supplement together with the SAI.

Appendix D – Portfolio Manager Update – Long-Term U.S. Government Bond Portfolio

Effective February 29, 2016, Michael Cudzil and Josh Thimons joined Stephen Rodosky as co-portfolio managers of the Long-Term U.S. Government Bond Portfolio (the “Portfolio”) Also, effective March 1, 2016, Mr. Rodosky has requested a temporary leave of absence and is currently expected to return to his duties with respect to the Portfolio after such temporary leave of absence. Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-107 is hereby amended to add Mr. Cudzil’s and Mr.Thimon’s information as of January 31, 2016.

Portfolio Manager(s)	Portfolio	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Michael Cudzil	Long-Term U.S. Government Bond Portfolio	2 registered investment companies with approximately $722 million in total assets under management	4 other pooled investment vehicles with approximately $2 billion in total assets under management	19 other accounts with approximately $5.5 billion in total assets under management. 2 other accounts with approximately $823 million in total assets which charges an advisory fee based on the performance of the account.
Josh Thimons	Long-Term U.S. Government Bond Portfolio	4 registered investment companies with approximately $818 million in total assets under management	3 other pooled investment vehicles with approximately $350 million in total assets under management	4 other accounts with approximately $475 million in total assets under management. 1 other accounts with approximately $155 million in total assets which charges an advisory fee based on the performance of the account.

As of January 31, 2016, Mr. Cudzil and Mr. Thimons do not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Long-Term U.S. Government Bond Portfolio.

Please retain this Supplement for future reference.